SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 14, 2008

InSight Health Services Holdings Corp.
(Exact name of registrant as specified in charter)

Delaware

333-75984

04-3570028

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA 92630
(Address of principal executive offices)	(Zip Code)

(949) 282-6000

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On April 14, 2008, the board of directors of InSight Health Services Holdings Corp. (the “Company”) adopted the Company’s 2008 Director Stock Option Plan (the “Director Plan”) and the Company’s 2008 Employee Stock Option Plan (the “Employee Plan”).  Options were granted under the Director Plan on April 14, 2008.  No options have yet been granted under the Employee Plan.  Each of the plans will be submitted to the Company’s stockholders for approval at the Company’s next annual stockholders meeting.  Summaries of the plans and the option granted are set forth below; however, the summaries are qualified in their entirety by the actual text of the plans and option agreements attached as Exhibits to this Form 8-K.

2008 Director Stock Option Plan

Purpose.  The Director Plan is intended to encourage ownership of the Company’s common stock by the directors of the Company and to provide additional incentive for such persons to promote the success of the Company.

Shares.  The Director Plan provides that options for up to 192,096 shares of Company common stock may be granted (subject to adjustment for stock splits, stock dividends, and other adjustments).  Moreover, the aggregate number of shares issued under the Director Plan may not exceed thirty percent (30%) of the then outstanding number of shares of Company common stock unless a higher percentage than thirty percent (30%) is approved by at least two-thirds (2/3) of the outstanding shares entitled to vote.

Administration.  The Director Plan is currently being administered by the Compensation Committee of the Company’s board of directors; however, the board may delegate the administration of the Director Plan to another committee.  Subject to the provisions of the Director Plan, the Compensation Committee (or any other applicable committee) has the authority to: (i) interpret the provisions of the Director Plan, any option or any option agreement relating thereto, (ii) make rules and determinations for the administration of the Director Plan, (iii) determine which directors shall be designated eligible to be granted options and which eligible directors shall be granted options, (iv) determine the number of shares for which options will be granted, (v) provide for the acceleration of the right to exercise any option, and (vi) specify the terms and conditions for any granted option.

Types of Options.  The Director Plan provides that any options granted thereunder will not be “incentive stock options” as defined in Section 422 of the Internal Revenue Code.

Term.  The Director Plan has term of ten (10) years from the date of its adoption on April 14, 2008.  Each option granted under the Director Plan shall terminate not more than ten (10) years from the date of grant thereof.

Options Not Transferable.  Generally, the options granted under the Director Plan are not transferable during a grantee’s lifetime.  If a grantee dies, his or her estate or personal representative has certain rights with respect to exercising options that are exercisable on the date of death.

Termination of Service.  The Director Plan provides for different results for outstanding options in the event the grantee ceases to be a director because of disability, death, removal for cause or otherwise.

No Rights as a Stockholder.  No grantee of any option shall have any rights as a stockholder of the Company with respect to any shares covered by such option except as to shares which are issued by the Company upon the exercise of the option and the tender of the full option price.

Options Granted.  On April 14, 2008, each of the Company’s non-employee directors, Wayne B. Lowell, Eugene Linden, Richard Nevins, James A. Ovenden, Keith Rechner and Steven G. Segal, were granted options (pursuant to separate options agreements in the forms attached to this Form 8-K) to purchase (i) 16,008 shares of the Company’s common stock at an exercise price of $1.01 per share and (ii) 16,008 shares of the Company’s common stock at an exercise price of $1.16 per share.  Each set of options becomes exercisable in increments of 1/3rd (5,336 per set) on December 31, 2008, December 31, 2009 and December 31, 2010.  The options also become immediately exercisable prior to a change in control of the Company.  The options are scheduled to expire on April 14, 2018.

2008 Employee Stock Option Plan

Purpose.  The Employee Plan is intended to encourage ownership of the Company’s common stock by employees of the Company and key non-employees in order to attract and retain such persons and to provide additional incentive for such persons to promote the success of the Company or an affiliate of the Company.

Shares.   The Employee Plan provides that options for up to 768,000 shares of Company common stock may be granted (subject to adjustment for stock splits, stock dividends, and other adjustments).  Moreover, the aggregate number of shares issued under the Employee Plan may not exceed thirty percent (30%) of the then outstanding number of shares of Company common stock unless a higher percentage than thirty percent (30%) is approved by at least two-thirds (2/3) of the outstanding shares entitled to vote.

Administration.  The Employee Plan is currently being administered by the Compensation Committee of the Company’s board of directors; however, the board may delegate the administration of the Employee Plan to another committee.  Subject to the provisions of the Employee Plan, the Compensation Committee (or any other applicable committee) has the authority to: (i) interpret the provisions of the Employee Plan, any option or any option agreement relating thereto, (ii) make rules and determinations for the administration of the Employee Plan, (iii) determine which persons (employees and key non-employees) shall granted options, (iv) determine whether options granted shall be incentive stock options or not, (v) determine the number of shares for which options will be granted, (vi) provide for the acceleration of the right to exercise any option, and (vii) specify the terms and conditions for any granted option.

Types of Options.  The Employee Plan permits the granting of options that are (i) “incentive stock options”, or (ii) options that are not “incentive stock options”, in each case as defined in Section 422 of the Internal Revenue Code.

Term.  The Employee Plan has term of ten (10) years from the date of its adoption on April 14, 2008.  Each option granted under the Employee Plan shall terminate not more than ten (10) years from the date of grant thereof.

Options Not Transferable.  Generally, the options granted under the Employee Plan are not transferable during a grantee’s lifetime.  If a grantee dies, his or her estate or personal representative has certain rights with respect to exercising options that are exercisable on the date of death.

Termination of Service.  The Employee Plan provides for different results for outstanding options in the event the grantee ceases to be an employee or key non-employee because of disability, death, removal for cause or otherwise.

No Rights as a Stockholder.  No grantee of any option shall have any rights as a stockholder of the Company with respect to any shares covered by such option except as to shares which are issued by the Company upon the exercise of the option and the tender of the full option price.

Employment Relationship.  Nothing contained in the Employee Plan shall be deemed to prevent the Company or an affiliate from terminating the employment of a grantee, nor prevent a grantee from terminating his or her employment with Company or an affiliate.

Item 9.01                               Financial Statements and Exhibits

Exhibit No.

10.12	The Company’s 2008 Director Stock Option Plan, filed herewith.

10.13	Form of the Company’s 2008 Director Stock Option Plan Nonstatutory Stock Option Grant Agreement with an exercise price of $1.01 per share, filed herewith.

10.14	Form of the Company’s 2008 Director Stock Option Plan Nonstatutory Stock Option Grant Agreement with an exercise price of $1.16 per share, filed herewith.

10.15	The Company’s 2008 Employee Stock Option Plan, filed herewith.

10.16	Form of the Company’s 2008 Employee Stock Option Plan Nonstatutory Stock Option Grant Agreement, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	April 18, 2008	INSIGHT HEALTH SERVICES HOLDINGS CORP.

		By:	/s/ Brian G. Drazba
Brian G. Drazba
Senior Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.12	The Company’s 2008 Director Stock Option Plan, filed herewith.

10.13	Form of the Company’s 2008 Director Stock Option Plan Nonstatutory Stock Option Grant Agreement with an exercise price of $1.01 per share, filed herewith.

10.14	Form of the Company’s 2008 Director Stock Option Plan Nonstatutory Stock Option Grant Agreement with an exercise price of $1.16 per share, filed herewith.

10.15	The Company’s 2008 Employee Stock Option Plan, filed herewith.

10.16	Form of the Company’s 2008 Employee Stock Option Plan Nonstatutory Stock Option Grant Agreement, filed herewith.